SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported):   August  20,
2004


                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:   (904)  355-
1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                         August 20, 2004


ITEM 8.01.  OTHER EVENTS.

      The Company previously reported on a lawsuit filed in June 2003 by three environmental organizations in the U.S. District Court for the District of Columbia. The lawsuit challenges federal agency decisions to authorize the Company's proposed limestone mine in Fort Myers, Florida ("Fort Myers Mine #2). Specifically, the lawsuit seeks to invalidate the mining permit issued in April 2003 by the U.S. Army Corps of Engineers and the U.S. Fish and Wildlife Service's January 30, 2002 biological opinion concluding that limestone mining at this proposed mine would not jeopardize the continued existence of the Florida panther. The Company's mining plan reserved over 800 acres of land as protected panther habitat.

      On August 20, 2004, the U.S. District Court partially granted the environmental plaintiffs' motion for Summary
Judgment. In this order, the District Court (i) declared the permit issued by the Corps of Engineers for the Fort Myers Mine #2 to be invalid, (ii) declared the U.S. Fish and Wildlife Service's biological opinion to be invalid, and (iii) declared the U.S. Army Corps of Engineers' Environmental Assessment and Statement of Findings concerning the Company's permit application to be invalid.

      The Company currently intends to appeal the decision of the District Court. The Company does not expect the Court's decision to have a material adverse effect on the Company, however. This conclusion is based on, among other factors, (i) the fact that the Fort Myers Mine #2 has not yet commenced operations, (ii) the fact that the Company currently has approximately 40 years of permitted reserves (based on current rates of mining) remaining at Fort Myers Mine #1, and (iii) the fact that the Company may reapply for a permit for Fort Myers Mine #2.


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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date:   August 23, 2004            By:  /s/ John D. Milton,Jr.
                                   ------------------------------
     	                           John D. Milton, Jr.
                                   Executive   Vice  President,
                                   Treasurer and Chief Financial
                                   Officer

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